Note Investment Securities Available for Sale (Name of issuers and the aggregate amortized cost and fair value of the securities of such issuer, in which the aggregate amortized cost exceeds 10% of stockholders' equity) (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2016	Dec. 31, 2015
FNMA
Investment Holdings [Line Items]
Amortized Cost	$ 3,255,844	$ 2,649,860
Fair Value	3,211,443	2,633,899
Freddie Mac
Investment Holdings [Line Items]
Amortized Cost	1,381,197	1,088,691
Fair Value	$ 1,361,933	$ 1,079,956